UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 17, 2004
 Date of Report (date of earliest event reported)

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 0-28472

Delaware	77-0333728
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

430 Cambridge Avenue, Suite 110
Palo Alto, California    94306
(Address of principal executive offices including zip code)

(650) 322-8108
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Condensed Consolidated Balance Sheets and Statements of Operations from fiscal year 2004 first quarter Form 10-Q.

Item 12. Results of Operations and Financial Condition.

On May 17, 2004, the Registrant filed a Form 10-Q with the Securities and Exchange Commission to report its results of operations for its first quarter of fiscal 2004. A copy of the Registrant's Condensed Consolidated Balance Sheets and Condensed Consolidated Statements of Operations contained in such Form 10-Q is furnished as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.
By:	/s/ Thomas A. Spanier Thomas A. Spanier Chief Executive Officer

Date: May 18, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Condensed Consolidated Balance Sheets and Statements of Operations from fiscal year 2004 first quarter Form 10-Q. (PDF) Also furnished in PDF format as a courtesy.